EXECUTIVE EMPLOYMENT AGREEMENT

JOSEPH R. VICENTE

This Agreement is made as of the 16 day of July, 2008, by and between Cord Blood America, Inc, a Florida Corporation (the “Company” or “Employer”) and JOSEPH R. VICENTE (the “Employee”).

WITNESSETH:

In Consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.

Employment.  The Company hereby employs Employee and Employee hereby accepts such employment as Chief Executive Officer of the Company upon the terms and subject to the conditions set forth in this Agreement.

2.

Term.  The term of employment shall be for a period of three (3) years, commencing as of July 14, 2008, (the “Effective Date”), and shall automatically renew for successive one year terms thereafter, unless canceled by either party.

3.

Duties.

(a)

Title and Description of Duties.  Employee shall serve as  Vice President of Company, and also as Director on  the Company’s Board of Directors.  In his  capacity as Vice President, Employee shall be responsible for all operations of Company, and such other tasks and duties as may be requested by the Board of Directors of Company.

(b)

Change of Duties.  The duties of Employee may be modified from time to time at the direction of the Board.

(c)

Loyal and Conscientious Performance of Duties.  Employee agrees that to the best of his ability and expertise, Employee shall render his exclusive services and assert his best efforts on behalf of the Company, devoting full time in the performance of his duties consistent with the needs of the Company and the practices of the industry.  Employee shall perform his duties diligently and competently.

(d)

Place of Performance of Duties.  Company shall maintain an office in Tampa, Florida, and its environs.  Employee shall perform his duties at this office of the Company.  Employee shall travel from time to time to areas where ever the Company sells its products and services.

4.

Obligations of Company.

(a)

Company shall provide Employee with compensation incentives, benefits and business expense reimbursements specified elsewhere in this Agreement.

(b)

Company shall provide Employee with the tools and utilities for a virtual office, as well as supplies and other facilities and services suitable to Employee’s position, and adequate for the performance of his duties.

5.

Compensation.

(a)

Annual Salary.  As compensation for the services to be rendered by Employee, hereunder, Company shall pay Employee an annual salary at the rate per annum of One Hundred Fifteen Thousand Dollars ($115,000.00), payable in semi-monthly installments on the first and fifteenth day of each month, for the first 12 months during the period of employment.  At the beginning of each successive 12 month period over the term of this Agreement thereafter, this annual salary shall be increased over the next 12 months by a sum equal to 5% of the annual salary for the preceeding 12 month period, provided that the Board of Directors approves such increase.  All payments to Employee hereunder shall be made in accordance with the Company’s customary practices and procedures, all of which shall be in conformity with applicable federal, state and local laws and regulations.  The Company may opt to pay salary in the form of restricted stock valued at market, in lieu of cash, provided the Employee consents.

(b)

Pension and Profit Sharing.

As part of the compensation for services rendered under this Agreement, Employee shall be entitled to participate in the Company’s pension, profit sharing, and 401K plans if such plans are established by Company.

(c)

Bonus.

Based upon the Employee meeting or exceeding performance criteria to be established by the Board of Directors on the date of execution of this Agreement, and at the beginning of each successive 12 month period hereafter, Employee may be awarded an annual bonus during each 12 month period, which bonus shall be a sum equal to 25% of Employee’s annual salary for the proceeding 12 months. Said Bonus shall be set by the Board of Directors, by measuring the success with which the Employee has met performance goals set by the Board of Directors. Such bonus shall be in the sole discretion of Company.

(d)

Signing Bonus.   Company shall pay Employee a signing bonus for entering into this Agreement, in the form of the issuance to Employee of 1,000,000 restricted shares of the Company’s Common Stock, to be issued with an effective date as of Employee’s execution of this Agreement.

(e)

Keyman Option Program. The Company shall issue to Employee concurrent with his execution of this Agreement, and as additional consideration to Employee for executing this Agreement and performing services hereunder, 7,500,000 options to acquire restricted shares of the Company’s common stock, said option to vest and be exercisable as follows:   1/4th upon execution of this Agreement,   1/4thon the 1st

anniversary of the execution of this Agreement, 1/4thon the 2nd anniversary of the execution of this Agreement, and 1/thon the 3rd anniversary of the execution of this Agreement.  Each option shall have a 5 year term for date of issuance, and be exercisable, in whole or part, at a price equal to the closing price of the Company’s stock on July 14, 2008.

(f)

Change of Control Termination Bonus.  If  (a) there is a Change of Control at the Company  (defined as (i) the acquisition of all or a majority of the outstanding voting shares of the Company by a new person, (ii) the acquisition of all or a majority of the assets of the Company by a new person, (iii) the merger of the Company with another person, or (iv) the election of a majority of directors to the Board of  Directors of the Company who are not persons who where nominated for election by a majority of the then existing Board of Directors (e.g. were not on the Management slate of nominees for election); and (b) the Employee’s employment is terminated by the Company, or his compensation is reduced from its then current level, or  the Employee elects to terminate his employment with the Company  (each of such events hereinafter referred to a “Triggering Event”), which Triggering event occurs within one year after such Change of Control; then the Company shall pay to the Employee a Termination Bonus in the form of a lump sum cash payment in an amount equal to all compensation paid by the Company to the Employee for the 12 months proceeding the Triggering Event.

6.

Employee Benefits.

(a)

Vacation.  Employee shall be entitled to 20 days vacation time each year with full pay.  The time for such vacation shall be requested by Employee, subject to the Company’s reasonable approval.  If Employee is unable for any reason to take the total amount of authorized vacation during any year, he may accrue the time and add it to vacation time for any following year.

(b)

Illness.  Employee shall be entitled to 10 days per year as sick leave and/or personal leave with full pay.  Sick leave may be accumulated up to a total of thirty (30) days.

(c)

Death Benefits.  Employee shall be entitled to participate in such Company Death benefits and insurance programs as may be made available to other key employees.

(d)

Health Care Benefits.

Company agrees to include Employee in health care benefits made available to its employees and officers, if any, which may include major medical insurance for Employee and his family members, long-term disability insurance, and such other health care benefits as may be provided from time to time by Company to its employees and officers.

7.

Expenses.

(a)

Reimburse Business Expenses.  The Company shall pay or reimburse Employee for all reasonable, ordinary and necessary  business and travel expenses that may be incurred by him directly and solely for the benefit of the Company in connection with the rendition of the services contemplated hereby.  Employee shall submit to the Company such invoices, receipts or other evidences or expenses as Company may require.

(b)

Credit Cards.  All business expenses reasonably incurred by Employee in promoting the business of Company, including expenditures for entertainment, gifts and travel, are to be paid, insofar as possible, by the use of credit cards in the name of Company, which will be furnished to Employee.  Any such reasonable business expense that cannot be charged on a credit card may be paid by Employee, who will later be reimbursed by Company.

8.

Work Product/Trade Secrets.

(a)

Ownership of Work Product.  Employee agrees that any and all intellectual properties, including, but not limited to, all ideas, concepts, themes, inventions, designs, improvements and discoveries conceived, developed or written by Employee, either individually or jointly in collaboration with others during the term of this Agreement, shall belong to and be the sole and exclusive property of Company.

9.

Soliciting Customers and Employees After Termination of Employment.

(a)

Employee acknowledges and agrees that the names and addresses of Employer’s customers constitute trade secrets of Employer and that the sale or unauthorized use or disclosure of such names, or any other of Employer’s trade secrets obtained by Employee during his employment with Employer constitute unfair competition.  Employee further acknowledges that Employer’s employees are a valuable asset in the operation of Employer’s business.  Employee promises and agrees not to engage in any unfair competition with Employer.

(b)

For a period of 12 months immediately following the termination of his employment with Employer, Employee shall not directly or indirectly make known to any person, firm, or corporation the names or addresses of any of the customers of the Employer or any other information pertaining to them, or call on, solicit, take away, or attempt to call on, solicit, or take away any of the customers of Employer on whom Employee called or with whom Employee became acquainted during his employment with Employer, either for himself or for any other person, firm or corporation.

(c)

For a period of 12 months immediately following the termination of his employment with Employer, Employee shall not directly or indirectly solicit, hire, recruit, or encourage any other employee of Employer to leave the Employer or work for any person or entity that is in competition with Employer.

10.

Injunctive Relief.  The parties recognize and acknowledge that irreparable damage might result if Employee breaches any provision of this Agreement, and accordingly, the parties hereto agree that all obligations herein may be enforced by injunctive relief.

11.

Warranties and Representation of Employee.  Employee hereby warrants and represents to the Company as follows:

(a)

Employee’s execution and delivery of this Agreement does not violate or conflict with any provision of any document, instrument or agreement (oral or written) to which Employee is subject.

(b)

Employee agrees that all of the results of Employee’s services hereunder during the term of this Agreement shall be deemed to have been accomplished in the course of Employee’s employment hereunder and all proprietary interest, if any, therein, shall, for all purposes, as between Employee and the Company, its successors, licensees and assigns, belong to the Company and shall be the Company’s exclusive property.

(c)

Employee hereby agrees to indemnify and hold the Company and its successors and assigns harmless of and from any and all loss, damage, reasonable cost and expense, including, without limitation, reasonable attorney’s fees, arising out of or in connection with the breach or violation of any of the warranties, representations, covenants or agreements made by Employee herein.

12.

Warranties and Representations of Company.  Company hereby agrees to indemnify and hold Employee  harmless of and from any and all loss, damage, cost and expense, including without limitation, reasonable attorney’s fees, arising out of  his actions as an employee of the Company, to the fullest extent permitted under Florida Corporate law.

13.

Insurance.  The Company may secure in its own name or otherwise and at its own expense, life, accident, disability or other insurance covering Employee, or Employee and others, and Employee shall not have any right, title or interest in or to any such insurance.  If Employee shall be required to assist the Company to procure such insurance, Employee agrees that he shall submit to such medical and other examinations, and shall sign such applications and other instruments in writing, as may be reasonably required by the Company and any insurance company to which application for such insurance shall be made.  Employee represents and warrants that he knows of no physical defect or other reason that would prevent the Company from obtaining insurance on Employee without payment of extra premium with exclusions.

14.

Arbitration.

(a)

Any controversy between Company and Employee involving the construction or application of any of the terms, provisions or conditions of this agreement, shall be submitted to arbitration on the written request of either party served on the other.

(b)

Arbitration shall comply with  and be governed by the provisions of the California Arbitration Act, Sections 1280 through 1294.2 of the California Code of Civil Procedure, which is incorporated herein by reference.

(c)

The Arbitration shall be conducted before a retired Judge of the Los Angeles Superior Court, mutually agreed upon by the parties.  Should the parties be unable to agree on any arbitrator within five (5) days of notice of the arbitration, either party may request that the Supervising Judge of the Los Angeles Superior Court select a retired Los Angeles Superior Court Judge to serve as Arbitrator.

(d)

The cost of the arbitration shall be borne by the losing party or in such proportions as the arbitrator decides.

(e)

The result of arbitration hereunder shall be binding upon the parties.

15.

Entire Agreement.  This Agreement constitutes and embodies the full and complete understanding and agreement of the parties with respect to Employee’s employment by the Company, and supersedes all prior understandings and agreements, if any, whether oral or written between Employee and the Company, and shall not be amended, modified or changed except by an instrument in writing executed by the party to be charged.

16.

Severability.  The invalidity or partial invalidity of one or more provisions of this Agreement shall not invalidate any other provision of this Agreement.

17.

Waiver.  No waiver by either party of any provision or condition to be performed shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time.

18.

Binding Effect.  This Agreement shall inure the benefits of, be binding upon and enforceable against, the parties hereto and their respective heirs, successors, assigns and legal representatives.

19.

Captions.  The paragraph captions contained in this Agreement are for purposes of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

20.

Notices.  All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be served personally, sent prepaid commercial overnight delivery service, faxed with a copy mailed as well, or sent registered or certified mail, return receipt requested, postage prepaid, addressed as follows (or to such other address as a party shall specify to the other party in writing):

If to Company:

Cord Blood America, Inc.

501 Santa Monica Boulevard

Suite 700

Santa Monica, CA 90405

With a copy to:

Davis & Associates

Corporate Counsel

P.O. Box 12009

Marina Del Rey, CA 90295-3009

Fax: (310) 301-3370

If to Employee:

Joseph R. Vicente

406 Broadway

Unit 313E

Santa Monica, CA 90401

Notwithstanding anything to the contrary in this Section, either party may, by written notice to the other, specify a different address for notice purposes.  Such notices, demands, or declarations shall be deemed sufficiently served or given for all purposes hereunder, unless otherwise specified in this contract, either (i) if personally serviced, upon such service, (ii) if sent by fax or commercial overnight delivery service, upon the next business day following such sending, or (iii) if mailed, three (3) business days after the time of mailing or on the date of receipt shown on the return receipt, whichever is first.  Company and Employee each agree to notify the other in writing of any change of their respective addresses within ten (10) days after such change.

21.

Governing Law.  This Agreement shall be governed by and construed in accordance with the law of the State of California applicable to agreements made and to be performed in California.

22.

Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

COMPANY:

Cord Blood America, Inc.

a Florida corporation

By:______________________________

      Director/Chief Executive Officer

EMPLOYEE:

__________________________________

Joseph R. Vicente